EXHIBIT 10.37

PNC INVESTMENT CORP.

CERTIFICATE OF CORPORATE ACTION FOR

GRANTOR TRUSTS ESTABLISHED BY

PNC INVESTMENT CORP.

I, Mary Ellen Swickline, in my capacity as Vice President, Corporate Benefits Manager of PNC Financial Services Group, Inc. , and pursuant to the authority granted to me as a designated “Representative” of the PNC Investment Corp. (the “Company”) with respect to the Amended and Restated Trust Agreement by and between the Company and Bryn Mawr Trust Company (as successor to Hershey Trust Company), dated as of November 3, 2005 (the “PNC Investment Corp. Benefit Funding Trust I”) and the Trust Agreement by and between the Company and PNC Bank, National Association, dated as of November 3, 2005 (the “PNC Investment Corp. Benefit Funding Trust II,” and together with the PNC Investment Corp. Benefit Funding Trust I, the “Trusts”) that were established by the Company to provide for the funding of benefit obligations of the Company, its parent corporation, The PNC Financial Services Group, Inc, and certain of its subsidiaries and affiliates arising under certain nonqualified employee benefit plans and agreements, do hereby take the following actions with respect to the Trusts and specified below:

1.	PNC Investment Corp. Benefit Funding Trust I. Effective January 1, 2012, Attachment “A” to the PNC Investment Corp. Benefit Funding Trust I is updated in its entirety as set forth in Exhibit A hereto.

2.	PNC Investment Corp. Benefit Funding Trust II. Effective January 1, 2012, Attachment “A” to the PNC Investment Corp. Benefit Funding Trust II is updated in its entirety as set forth in Exhibit B hereto.

3.	Ratify Prior and Future Acts. All actions previously taken, or taken in the future, by proper officers of the Company to implement the foregoing certificate are hereby ratified, confirmed and approved as acts of the Company with the same effect as though a resolution or certificate authorizing each such action had been duly adopted by the Company prior to the time such action was taken.

Effective as of this 22 day of December, 2011.

/s/ Mary Ellen Swickline
Name: Mary Ellen Swickline
Title: Vice President, Corporate Benefits Manager

1

EXHIBIT A

[Attachment “A” to the PNC Investment Corp. Benefit Funding Trust I.]

A-1

ATTACHMENT “A”

PLANS

The PNC Financial Services Group, Inc. Supplemental Incentive Savings Plan

The PNC Financial Services Group, Inc. Supplemental Executive Retirement Plan

The PNC Financial Services Group, Inc. ERISA Excess Pension Plan

The PNC Financial Services Group, Inc. Key Executive Equity Program

The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation Plan

The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation and Incentive Plan

The PNC Financial Services Group, Inc. Director’s Deferred Compensation Plan

The PNC Financial Services Group, Inc. Directors Retirement Plan

The PNC Financial Services Group, Inc. Outside Directors Deferred Stock Unit Plan

Pittsburgh National Bank Deferred Director’s Fees

All Change in Control Severance Agreements entered into between The PNC Financial Services Group, Inc., on the one hand, and individual executives of The PNC Financial Services Group, Inc., on the other hand.

This schedule may be updated from time to time by written notice from the Representative to the Trustee, other than during a Change in Control Period or after a Change in Control as defined in Section XVII of this Amended and Restated Trust Agreement.

A-2

EXHIBIT B

[Attachment “A” to the PNC Investment Corp. Benefit Funding Trust II]

B-1

ATTACHMENT “A”

PLANS

The PNC Financial Services Group, Inc. Supplemental Incentive Savings Plan

The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation Plan

The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation and Incentive Plan

This schedule may be updated from time to time by written notice from the Representative to the Trustee, other than during a Change in Control Period or after a Change in Control as defined in Section XVII of this Trust Agreement.

B-2